J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Income Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated May 31, 2016

to the Summary Prospectuses and

Prospectuses dated March 1, 2016, as supplemented

Upcoming Portfolio Manager Changes. Gerd Woort-Menker has announced his retirement from J.P. Morgan Investment Management Inc. (“JPMIM”) effective during the 2nd quarter of 2017. Mr. Woort-Menker will continue to serve on the portfolio management team for the JPMorgan International Equity Income Fund (the “Fund”) until his retirement date. Effective immediately, Georgina Perceval Maxwell is being added as a portfolio manager to the portfolio management team for this Fund.

Therefore, effective immediately, the portfolio manager information for this Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James Davidson	2014	Managing Director
Gerd Woort-Menker	2011	Managing Director
Georgina Perceval Maxwell	2016	Managing Director

In addition, the paragraph in the section titled “The Funds’ Management and Administration — the Portfolio

Managers — International Equity Income Fund” is hereby deleted in its entirety and replaced by the following:

International Equity Income Fund

The portfolio management team is led by James Davidson and Gerd Woort-Menker. Mr. Davidson is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 2013. Prior to joining the firm, Mr. Davidson was a Managing Director at Bank of America Merrill Lynch from 2007 to 2013. Mr. Woort-Menker is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, he was head of the International Research Group in London. Ms. Georgina Perceval Maxwell began participating in the management of the Fund in May 2016. Ms. Maxwell is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-IEINC-516